UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 13, 2013

WireCo WorldGroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-174896	27-0061302
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

12200 NW Ambassador Drive, Kansas City, Missouri 64163
(Address of principal executive offices and zip code)

(816) 270-4700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

WireCo WorldGroup Inc. (the “Company”) will host a teleconference on Thursday, August 15, 2013 at 5:00 p.m. EDT (4:00 p.m. CDT) to discuss the Company's financial performance for the second quarter and first half of 2013.  All interested parties are invited to listen to the teleconference by calling +1 (619) 377-3984 or within the U.S. only (855) 778-1030.  The conference ID number is 30514395.  Participants should call in no later than 4:45 p.m. EDT (3:45 p.m. CDT) and provide their first and last name and company name.  Slides will be available at www.wirecoworldgroup.com, under the presentations and events page of the investors section, just prior to the call. An audio replay will be available through September 17, 2013.  To access a replay, please dial +1 (855) 859-2056 or +1 (404) 537-3406 and reference conference ID number 30514395.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WireCo WorldGroup Inc.
(Registrant)

Dated:	August 13, 2013	By:	/s/ Brian G. Block
Brian G. Block
Senior Vice President and Chief Financial Officer